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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 ------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  April 29, 1999

                              Four Media Company
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                   0-21943                     95-459940
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   (State of           (Commission File Number)          (IRS Employer
 Incorporation)                                       Identification No.)


                           2813 West Alameda Avenue

                           Burbank, California 91505
                           -------------------------

              (Address of principal executive offices) (Zip Code)

                                (818) 840-7000
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             (Registrant's telephone number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
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          Four Media Company (the "Company") issued a press release on April 30,
1999 announcing that it had acquired all of the outstanding shares of TVP Group Plc ("TVP"), a London-based provider of technical and creative services to the entertainment industry, including U.K. and European media companies and the international operations of the U.S. major motion picture and television studios (the "Acquisition"). Pursuant to a share capital sale and purchase agreement with TVP (the "Share Purchase Agreement"), the Company purchased 1,050,000 ordinary shares of TVP for approximately U.S. $10.0 million in cash, including the repayment of debt. The Company also agreed to pay the shareholders of TVP and to deposit into an escrow account an additional amount of up to U.S.
$800,000 based upon, among other things, operating results achieved for the twelve months following the Acquisition (the "Deferred Consideration"). Additionally, under the terms of the Share Purchase Agreement, if the Company acquires another U.K. company engaged in a line of business similar to that of TVP within the first twelve months of the Acquisition, then the Company is required to pay approximately U.S. $400,000 of the Deferred Consideration into the escrow account upon completion of such acquisition. The press release and Share Purchase Agreement are attached hereto as Exhibits 99.1 and 2.1, respectively, and are hereby incorporated by reference.

          In connection with the Acquisition, both Simon Paul Kay and Nicholas Paul Pannaman, Co-Managing Directors of TVP, entered into new employment agreements with TVP, dated as of April 29, 1999. Under the terms of the employment agreements, both Mr. Kay and Mr. Pannaman will continue to serve as Co-Managing Directors of TVP for a term of five years commencing as of April 29, 1999 at an annual base salary of (Pounds)130,000. The employment agreements of Mr. Kay and Mr. Pannaman are attached hereto as Exhibits 10.1 and 10.2, respectively, and are hereby incorporated by reference.

          The source of the Company's consideration for the Acquisition was working capital.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          7(a)  Financial Statements of Business Acquired.  It is impractical to
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provide the required financial statements for TVP at this time.  The Company intends to file the required financial statements as soon as possible, but not later than July 13, 1999.

          7(b)  Pro Forma Financial Information.  It is impractical to provide
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the required pro forma financial information at this time.  The Company intends to file the required pro forma financial information as soon as possible, but not later than July 13, 1999.

          7(c)  Exhibits
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          2.1   Share Capital Sale and Purchase Agreement, dated as of April 29,
                1999, by and between Four Media Company (UK) Limited and TVP Group Plc.

          10.1 Service Agreement, dated as of April 29, 1999, by and between TVP Group Plc and Simon Paul Kay.

          10.2 Service Agreement, dated as of April 29, 1999, by and between TVP Group Plc and Nicholas Paul Pannaman.

          99.1  Press Release of Four Media Company, dated April 30, 1999.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 1999
                                        FOUR MEDIA COMPANY

                                        /s/ Christopher M.R. Phillips
                                        -----------------------------

                                        Christopher M.R. Phillips
                                        Executive Vice President and Chief
                                        Financial Officer

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                                 EXHIBIT INDEX

          2.1 Share Capital Sale and Purchase Agreement, dated as of April 29, 1999, by and between Four Media Company (UK) Limited and TVP Group Plc.

          10.1 Service Agreement, dated as of April 29, 1999, by and between TVP Group Plc and Simon Paul Kay.

          10.2 Service Agreement, dated as of April 29, 1999, by and between TVP Group Plc and Nicholas Paul Pannaman.

          99.1 Press Release of Four Media Company, dated April 30, 1999.

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